UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                  July 22, 2004

                           ALLIED CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


          Maryland                        0-22832                 52-1081052
(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
      of incorporation)                                      Identification No.)

                         1919 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20006
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (202) 331-1112


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Item 7.   Financial Statements and Exhibits

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.


                  Exhibit No.        Description
                  -----------        -----------

                  99.1               Press release dated July 22, 2004


Item 12.  Results of Operations and Financial Condition.

On July 22, 2004, Allied Capital Corporation issued a press release announcing that it had declared a dividend for the third quarter of 2004. The text of the press release is included as an exhibit to this Form 8-K.

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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    July 23, 2004                       ALLIED CAPITAL CORPORATION



                                             By:   /s/ Penni F. Roll
                                                -------------------------------
                                                  Penni F. Roll
                                                  Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------

   99.1              Press release dated July 22, 2004